Discontinued Operations and Divestitures Discontinues Operations and Divestitures	12 Months Ended
Dec. 31, 2014
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3.	Discontinued Operations and Divestitures
Discontinued Operations
On July 28, 2014, our Board of Directors approved a decision to exit our Water Transport business in Australia. The results of the Water Transport business have been presented as discontinued operations and the assets and liabilities of the Water Transport business have been reclassified as held for sale for all periods presented.
During the third quarter of 2014, we recognized an impairment charge related to allocated amounts of goodwill, intangible assets, property, plant & equipment and other non-current assets totaling $380.1 million, net of a $12.3 million tax benefit, representing our estimated loss on disposal of the Water Transport business. The impairment charge was determined using significant unobservable inputs ("Level 3" fair value measurements). In addition, during the first quarter of 2014 and fourth quarter of 2013, we sold portions of our Water Transport business in Australia and New Zealand, respectively, resulting in losses of $5.6 million, net of a $2.4 million tax benefit, and $0.8 million, net of a $0.3 million tax benefit, respectively.

The sale of a portion of the Water Transport business was completed in January 2015. The remaining portions are expected to be disposed of by mid-2015.

Operating results of discontinued operations are summarized below:

	Years ended December 31
In millions	2014	2013	2012
Net sales	$295.8	$490.1	$112.1

Income (loss) from discontinued operations before income taxes	$1.5	$33.0	$(37.9)
Income tax benefit (provision)	(7.9)	(7.1)	12.2
Income (loss) from discontinued operations, net of tax	$(6.4)	$25.9	$(25.7)

Loss from sale / impairment of discontinued operations before income taxes	$(400.4)	$(1.1)	$—
Income tax benefit	14.7	0.3	—
Loss from sale / impairment of discontinued operations, net of tax	$(385.7)	$(0.8)	$—
The carrying amounts of major classes of assets and liabilities that were classified as held for sale on the Consolidated Balance Sheets were as follows:

	December 31
In millions	2014	2013
Cash and cash equivalents	$7.0	$9.1
Accounts and notes receivable, net	28.8	49.3
Inventories	30.1	48.2
Other current assets	14.7	27.8
Current assets held for sale	$80.6	$134.4
Property, plant and equipment, net	$18.5	$125.7
Goodwill	—	273.5
Intangibles, net	—	26.2
Other non-current assets	6.4	40.9
Non-current assets held for sale	$24.9	$466.3
Accounts payable	$12.2	$19.7
Employee compensation and benefits	11.3	34.7
Other current liabilities	11.6	18.1
Current liabilities held for sale	$35.1	$72.5
Long-term debt	$4.0	$4.7
Pension and other post-retirement compensation and benefits	2.5	4.6
Deferred tax liabilities	—	23.6
Other non-current liabilities	—	1.0
Non-current liabilities held for sale	$6.5	$33.9

Divestitures
During 2013, we sold businesses that were part of Technical Solutions and Flow & Filtration Solutions for a cash purchase price of $30.1 million and $13.4 million, respectively, net of transaction costs, resulting in a gain of $16.8 million and $4.0 million, respectively. Goodwill of $5.3 million and $5.7 million was included in the assets of the business sold for Technical Solutions and Flow & Filtration Solutions, respectively.